UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2018

Nightfood Holdings, Inc.

Exact name of registrant as specified in its charter)

Nevada	000-55406	46-3885019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 White Plains Road – Suite 500, Tarrytown, New York	10591
(Address of principal executive offices)	(Zip Code)

888-888-6444

Registrant’s telephone number, including area code

NA

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

In successful continuance of a debt consolidation initiative begun by the Registrant in September, 2017, the Registrant entered into a Security Purchase Agreement and Convertible Promissory note dated January 10, 2018, and funded on January 10, 2018 in the amount of $110,000. The lender was Eagle Equities, LLC. This new Note carries an 8% interest rate, and has a maturity date of January 10, 2019. Should the Note not be paid in full prior to maturity, any remaining balance would be convertible into the Registrant’s common stock at a discount to market.

$105,326.03 of the Note was used to fully retire a previously existing $100,000 convertible note with 12% interest, and a maturity date of January 31, 2018.

The forgoing is a summary of the notes and securities purchase agreements and is qualified in its entirety by the notes and security purchase agreements, which are exhibits hereto.

Item 8.01 Other Events.

On January 10, 2018, the Registrant entered into “Lock Up” Agreements with its two largest shareholders. Sean Folkson, owner of 16,433,568 shares, and Peter Leighton, owner of 4,000,000 shares, have both agreed to not transfer, sell, or otherwise dispose of any shares of their NGTF stock during the next twelve months.

As part of this agreement, Leighton received warrants to acquire 100,000 shares of NGTF common stock at an exercise price of $.30 per share. Folkson received warrants to acquire 400,000 shares of NGTF common stock at an exercise price of $.30 per share. All warrants carry a similar twelve month term and a cashless provision, and will expire if not exercised within the twelve month term.

The agreements for the warrant issuances and lock-up are exhibits hereto.

Item 9.01   Financial Statements and Exhibits

Financial Information

None

Exhibits:

10.1	Eagle Securities Purchase Agreement dated January 10, 2018
10.2	Eagle Note dated January 10, 2018
10.3	Sean Folkson Agreement for Shareholder Lock Up and Acquisition of Warrants
10.4	Peter Leighton Agreement for Shareholder Lock Up and Acquisition of Warrants

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIGHTFOOD HOLDINGS, INC.

January 12, 2018	By:	/s/ Sean Folkson
Sean Folkson Chief Executive Officer

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